EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CardioDynamics International Corporation (the “Company”) Quarterly Report on Form 10-Q for the period ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen P. Loomis, Vice President Finance and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 12, 2004	/s/ Stephen P. Loomis
Stephen P. Loomis
Vice President Finance and
Chief Financial Officer